Brown Shoe Company

The 26th Annual
CONSUMER CONFERENCE
June 6-7, 2006, New York, Newy

GUIDES FOR THE JOURNEY
PiperJaffray

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This presentation by Brown Shoe Company, Inc. contains certain forward-looking statements and expectations regarding the Company’s future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) intense competition within the footwear industry; (ii) rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (iii) customer concentration and increased consolidation in the retail industry; (iv) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the Company's ability to attract and retain licensors and protect its intellectual property; (vi) the Company's ability to secure leases; (vii) the Company's ability to maintain relationships with current suppliers; and (viii) the uncertainties of pending litigation. The Company's reports to the
Securities and Exchange Commission contain detailed information relating to such factors.
The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
— June 6, 2006
NOTE:
All per share data reflects the Company's 3-for-2 stock split, effective April 3, 2006.
Guidance was issued on May 25, 2006 and has not been updated.

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Agenda - NYSE: BWS
1) Reshaping our platform
2) Brown Shoe today
3) 2005 accomplishments
4) Strategies for long-term growth - 2006 Guidance

4
Reshaped our Platform - 2001 - 2005
5.8%
6.7%
7.4%
7.8%
12.3%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2001 2002 2003 2004 2005
Market Share Growth for
Women's Footwear in
U.S. Department Stores *
0
500
1,000
1,500
2,000
2001 2002 2003 2004 2005
0
20
40
60
80
Sales and Operating
Earnings Improvement
for BWS (millions $)
Operating
Earnings
0.7%
4.2%
4.8%
5.4% 5.6%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2001 2002 2003 2004 2005
Operating Margin
Improvement at Famous
Footwear
▪ Net sales increased
$1.76 à $2.29 billion
▪ Operating earnings
increased
$11 à $89 million
▪ Operating margin
steadily improving at
Famous Footwear
▪ Wholesale market
share in dept. stores
more than doubled
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Sales

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Brown Shoe Today -- $2.5 Billion in Sales Projected for 2006
Unique wholesale-retail platform. Building our brands and retail concepts to gain market share while delivering style to the consumer.
Department &
Specialty Stores
$650 million
Mass
Merchandisers
$300 million
Specialty
Retail
$250
million
Famous Footwear
1,000 retail stores
in the U.S.
$1.3 billion

39% Wholesale
▪ 80 million pairs
▪ 2000 retail
customers

61% Retail
▪ 1300 stores
▪ 120 million consumers
visit our stores/year
▪ 9 e-commerce sites
▪ 30+ million e-visitors/year

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Overview of our Branded Wholesale Business:
$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Clarks Companies
Steve Madden
VCS Group
Nike
Kenneth Cole Productions
Liz Claiborne
H H Brown

* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Our Rank among Wholesalers
Women’s Fashion Footwear Sales in U.S.
Department Stores*
Ranked by Parent Company
($ in millions)
After Acquisition

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Our Portfolio of Brands and their Rank within Zone
Bridge
$725MM*
Better
$850MM*
Moderate
$500MM*
Zone
Zone Sales/Yr
No. 8
No. 9
No. 2
No. 11
No. 3
No. 1
Mass
$3.3B** Private Label
* Total Zone Sales from NPD Group Reported POS Dollar Volume. Market Share position within zone reflects NPD Group Reported PO S Dollar Volume. 12 Months ending January 2006.
** Footwear sales in the Mass zone as reported by NPD Consumer Panel Survey.
No. 3
men;
No. 15
women
No. 11
junior

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Overview of our Retail Businesses:
0
1
2
3
4
5
6
7
8
Wal-Mart
Payless
Federated
Footlocker
Famous Footwear
Nordstrom
Kohl's
Finish Line
JC Penny
Target
DSW
Dillard's
Sears
Shoe Carnival
Kmart
% Share of Dollars
* Source: Competitive Shares reported by NPD Consumer Panel Survey, 12 Months ending January 2006.
Our Rank Among Top Footwear Retailers
Share of Footwear Sales by Retailer*
No. 1- Family Branded
No. 4- Women's Specialty
No. 3- Internet Footwear

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2005 Accomplishments
1) Sales growth of 18% to $2.3 billion; EPS $1.45 - up 31% on an adjusted basis to $2.22**
2) Retail
▪ Famous Footwear progress continues - operating earnings up 11%
▪ Restructured Naturalizer store base
▪ Doubled e-commerce sales
3) Wholesale - operating earnings up 78%
▪ Acquired Bennett: upscale brands; accretive by $0.11 per share
▪ Achieved rebound in key areas of wholesale business
4) Strengthened balance sheet
▪ Debt-to-cap of 31.5%
▪ Generated $146.8 million in net cash from operating activities
** This is a non-GAAP financial measure. See the Appendix for a Reconciliation of Net Earnings to Adjusted Net Earnings.

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2006 Priorities and Growth Drivers
1) Increased traction at Famous Footwear
▪ Comp-store sales planned at 2%-3%
2) Potential of new Wholesale "sell-through" business model
3) Opportunities from better-grade brands
4) Specialty Retail improvement
5) Continued e-commerce growth

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Q1-2006 Performance
▪ Sales up 10% - driven by full-quarter of Bennett business
▪ EPS of $0.35 - ahead of expectations
First Half Guidance*
▪ Sales up 8% to $1.155-$1.165 billion
▪ EPS of $0.72-$0.78 - versus $0.28 LY (up 19% on an adjusted basis**)
Full-Year Guidance*
▪ Sales up 8% to $2.48 billion
▪ EPS up 55% to $2.25-$2.30 (up 8% on adjusted basis**)
* Guidance was issued on May 25, 2006 and has not been updated.
** This is a non-GAAP financial measure. See the Appendix for a Reconciliation of Net Earnings to Adjusted Net Earnings.

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Key Strategies for Long-Term Growth:
1) Create differentiation - for our stores, our brands, our footwear
2) Create consumer preference with compelling footwear design & styles
3) Lead in Speed-to-Market - to increase sell-throughs and reduce markdown risk
4) Build our portfolio of brands

Balance Growth + Investment - delivering earnings performance while investing for the future

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Long-Term Goal - Targeting high single-digit revenue growth and 10-15% compound earnings growth rate
Longer term growth drivers:
■ Famous Footwear - creating differentiation with preference to provide the basis for significant door count expansion
■ Wholesale - achieving margin and market share opportunities via strong, well-differentiated brands
■ Specialty Retail - building a multi-channel, cost-effective specialty store and e-commerce platform for growing our brands, while contributing gross margin dollars
■ Platform Efficiency - continuing to reshape our platform to increase our earnings potential

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Financial Highlights & Appendix

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Sales and EPS - 2001 to Estimated 2006*
Earnings Per Share
-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2001 2002 2003 2004 2005 2006
* Note: Guidance was issued on May 25, 2006 and has not been updated.
Charges and recoveries included in net earnings and EPS for 2003, 2004, 2005 and estimated 2006, are listed in the Reconciliation of
Net Earnings to Adjusted Net Earnings in the Appendix pages.
Sales in Billions
Implement
Project IMPACT
$2.48 Billion
$2.25 - $2.30*
Estimated Estimated
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2001 2002 2003 2004 2005 2006
FY 2005
includes $0.77
per share of
charges from
closing
unproductive
stores, acquiring
Bennett and
repatriating
foreign earnings.

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Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)
* Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations. 2005 total debt obligations include Senior Notes issued in connection with the Bennett Footwear acquisition.
** Total Debt Obligations divided by Total Capital
Debt to Capital Ratio 2005 2004 2003 2002 2001
Total Debt Obligations* 200 $ 142 $ 120 $ 152 $ 216 $
Total Shareholders' Equity 434 391 350 292 253
Total Capital 634 $ 533 $ 470 $ 444 $ 469 $
Debt to Capital Ratio** 31.5% 26.6% 26.0% 34.0% 46.0%

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Distinct Wholesale Portfolio
Projected for 2006

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Famous Footwear -- Sales by category
Based on 12 months ended January 2006
15%
4%
5%
9%
17%
21%
29%
15%
4%
5%
9%
17%
21%
29%
Women’s Women’s
Men’s Men’s
Kid’s Kid’s
Athletic
Athletic
Accessories
Athletic

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Reconciliation of Net Earnings to Adjusted Net Earnings
2003 - 2006 Estimated*
Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
GAAP Results 46.2 $ 1.66 $ 43.3 $ 1.53 $ 41.0 $ 1.45 $ 65 - 67 $ 2.25-2.30 $
Special Charges and Recoveries:
Naturalizer Restructuring - - - - 9.2 0.33
Tax Repatriation - - - - 12.0 0.42
Bass Transition Costs - - 3.5 0.12 - - - -
Bond Guarantee Charge - - 2.2 0.08 - - - -
Tax Reserve Recovery - - (1.0) (0.04) - - - -
Environmental Litigation 2.0 0.07 0.4 0.01 - - - -
Canada Factory Closure 2.7 0.09 - - - - - -
Adjusted Earnings 50.9 $ 1.82 $ 48.3 $ 1.70 $ 62.9 $ 2.22 $ 69 - 71 $ 2.40-2.45 $
2003 2004
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
* Note: Guidance was issued on May 25, 2006 and has not been updated.
2006 Estimated Range
Low - High
Bridge Loan Fee 0.6 0.02
2005
Stock Option Expense 0.15 4.0
-
-
-
-
-
-
Appendix: Schedule 1
- - - - - -
($ in millions, except EPS data)

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Reconciliation of EPS Guidance (GAAP Basis) to EPS Guidance Adjusted to Exclude Charges (Non-GAAP)*
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
* Note: Guidance was issued on May 25, 2006 and has not been updated.
1st Quarter
2006
1st Quarter
2005
Estimated
2nd Quarter 2006
2nd Quarter
2005
Diluted EPS
Diluted EPS Diluted
EPS (low)
Diluted
EPS (high)
Diluted EPS
GAAP Earnings $0.35 $0.13 $0.37 $0.43 $0.14
Charges / Other Items:
Stock Option Expense 0.03 - 0.04 0.04 -
Naturalizer Store
Closing Charges
- - - - 0.06
Tax Repatriation
Charge
- 0.34 - - -
Bridge Loan Fee - 0.02 - - -
Total Charges / Items 0.03 0.36 0.04 0.04 0.06
Adjusted Net Earnings $0.38 $0.49 $0.41 $0.47 $0.20
Appendix: Schedule 2

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Reconciliation of Operating Earnings to Adjusted Operating Earnings
(in millions) 2005 2004 2003 2002 2001
Operating Earnings 88.6 $ 63.8 $ 72.9 $ 71.7 $ 11.1 $
Special Charges and Recoveries
Naturalizer Restructuring 14.7 - - (0.5) 16.8
Famous Footwear Inventory Write-Down - - - - 16.0
Shared Services Platform Implementation - - - (0.7) 3.5
Famous Footwear New Management Transition - - - - 3.9
Impairment of Shoes.com Goodwill - - - - 1.2
Bass Transition Costs - 5.6 - - -
Bond Guarantee Charge - 3.5 - - -
Environmental Litigation - 0.6 3.1 - -
Canada Factory Closure - - 4.5 - -
Adjusted Operating Earnings 103.3 $ 73.5 $ 80.5 $ 70.5 $ 52.5 $
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic operating earnings excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Appendix: Schedule 3

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Reconciliation of Net Earnings to EBITDA* and Adjusted EBITDA
EBITDA* 103.5 $ 95.7 $ 128.9 $
Special Charges
Naturalizer Restructuring - - 14.7
Bass Transition Costs - 5.6 -
Bond Guarantee Charge - 3.5 -
Environmental Litigation 3.1 0.6 -
Canada Factory Closure 4.5 - -
Adjusted EBITDA 111.1 $ 105.4 $ 143.6 $
2003 2004
Net Earnings 46.2 $ 43.3 $ 41.0 $
Interest Expense, net
Income Tax Provision
Depreciation and Amortization
9.3 7.5 17.5
17.3 13.0 30.1
30.7 31.9 40.3
* EBITDA represents earnings before interest, taxes, depreciation and amortization.
Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA are not measures of financial perform ance under GAAP, but are used by some investors to determine a company's ability to service or incur indebtedness. EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly entitled measures of other companies and may not be an appropriate measure for performance relative to other companies. EBITDA and Adjusted EBITDA should not be construed as indicators of a company's operating performance or liquidity, and should not be considered in isolation from or as a substitute for net earnings (loss) or cash flows from operations which are prepared in accordance with GAAP. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of results of operations. EBITDA and Adjusted EBITDA are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.
2005
Appendix: Schedule 4
($ in millions)